                                                     REGISTRATION NOS. 333-46112
                                                                       811-10141

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

            Pre-Effective Amendment No. ___                                  [ ]

            Post-Effective Amendment No. 6                                   [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

            Amendment No. 6                                                  [X]


                             DAVIS PARK SERIES TRUST
               (Exact name of registrant as specified in charter)


              1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (925) 376-3490

              1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502
                     (Name and address of agent for service)


                                    Copy to:

                             W. Thomas Conner, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box)

      [ ]   immediately upon filing pursuant to paragraph (b)

      [X]   on October 15, 2002 pursuant to paragraph (b)

      [ ]   60 days after filing pursuant to paragraph (a)

      [ ]   on (date) pursuant to paragraph (a) of Rule 485

      [ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485

      [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

                            [AMERISTOCK FUNDS LOGO]




                              PROSPECTUS ENCLOSED

                            [AMERISTOCK FUNDS LOGO]

                                   PROSPECTUS

                                October 15, 2002

                          AMERISTOCK MUTUAL FUND, INC.

                         AMERISTOCK FOCUSED VALUE FUND



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                   PROSPECTUS

                            [AMERISTOCK FUNDS LOGO]

                       1320 Harbor Bay Parkway, Suite 145
                            Alameda, California 94502
                        (800) 394-5064 www.ameristock.com


                          AMERISTOCK MUTUAL FUND, INC.
                          AMERISTOCK FOCUSED VALUE FUND

                        Minimum Investment:     $1,000
                              Sales Charge:     None, 100% No-Load
                                12(b)1 Fee:     None
Redemption Fee:
              Ameristock Mutual Fund, Inc.:     None
             Ameristock Focused Value Fund:     1.00%, IF SHARES ARE REDEEMED
                                                WITHIN 3 YEARS OF PURCHASE

AMERISTOCK MUTUAL FUND, INC. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

AMERISTOCK FOCUSED VALUE FUND is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.

                                October 15, 2002

TABLE OF CONTENTS
              RISK/RETURN SUMMARY-
              AMERISTOCK MUTUAL FUND, INC..............................      4

              RISK/RETURN SUMMARY-
              AMERISTOCK FOCUSED VALUE FUND............................      7

              FEES AND EXPENSES........................................     11

              HOW TO BUY SHARES........................................     12

              HOW TO REDEEM SHARES.....................................     14

              NET ASSET VALUE..........................................     17

              INVESTMENT MANAGEMENT....................................     18

              DIVIDENDS AND TAXES......................................     19

              OTHER INFORMATION........................................     20

              FINANCIAL HIGHLIGHTS.....................................     22

              PRIVACY POLICY...........................................     26

RISK/RETURN SUMMARY-
AMERISTOCK MUTUAL FUND, INC.

      INVESTMENT OBJECTIVE

      The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.


      PRINCIPAL INVESTMENT STRATEGIES

      Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

      This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization stocks experiencing accelerated earnings or revenue growth ("growth stocks") in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets the investment criteria described above.

      Under normal market conditions, this Fund will invest at least 80% of the value of its total assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

      PRINCIPAL RISKS

      Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

      - The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

      - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

      - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

      - There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

      - "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

      - An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

      BAR CHART AND PERFORMANCE TABLE

      The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for a one-year period, five year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                          AMERISTOCK MUTUAL FUND, INC.
                                  [BAR CHART]

      1996            27%
      1997            33%
      1998            32%
      1999             3%
      2000            20%
      2001             1%


      The Fund's return for the nine month period ended September 30, 2002 was -24.16%.

      High and Low Quarterly Returns. During the periods reflected in the above chart, the highest return for a quarter was 19.10% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.10% (quarter ending September 30, 2001).

                         AVERAGE ANNUAL TOTAL RETURNS(1)

(for the periods ending                One       Five        Life
December 31, 2001)                     Year     Years     Of Fund(2)
                                      ------    ------    ----------
Return Before Taxes                    1.25%    17.08%      20.20%
Return After Taxes on Distributions    0.93%    15.97%      19.12%
Return After Taxes on Distributions
and Sale of Fund Shares                0.76%    13.82%      16.81%
S&P 500 Index(3)                     -11.88%    10.70%      13.73%

      (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      (2)   Since August 31, 1995.

      (3) The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes.

RISK/RETURN SUMMARY-
AMERISTOCK FOCUSED VALUE FUND


      INVESTMENT OBJECTIVE

      The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.


      PRINCIPAL INVESTMENT STRATEGIES

      Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.

      This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the Adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets these investment criteria.

      This Fund also may invest in corporate debt securities of companies headquartered in the United States which the Adviser believes have the capacity for capital appreciation, either (i) because such debt securities are currently trading below par or (ii) because the Adviser believes that interest rates are about to decline. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which have speculative characteristics. The Fund will sell a corporate debt security when the Adviser believes that such security is no longer likely to appreciate in value.

      Under normal conditions, this Fund will invest at least 65% of the value of its net assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

      This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and (ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.


      PRINCIPAL RISKS

      Investment in Ameristock Focused Value Fund is subject to the following principal risks:

      - The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

      - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

      - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

      - While this Fund invests in both smaller and larger companies, the smaller companies in which this Fund invests are especially sensitive to the factors described above due to certain characteristics of smaller companies such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

      - There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

      - "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

      - This Fund's portfolio will also be exposed to the following additional risks in connection with its investments in corporate debt securities:

            - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. The net asset value of this Fund may decrease during periods of rising interest rates.

            - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, this Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

            - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

      - This Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets may be invested in the shares of a limited number of companies. The Fund's portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a "diversified" fund.

      - An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Ameristock Focused Value Fund by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                         AMERISTOCK FOCUSED VALUE FUND
[BAR CHART]

2001    60.0%



*The Fund's return for the nine-month period ended September 30, 2002 was - 28.85%.

High and Low Quarterly Returns. During the period reflected in the above chart, the highest return for a quarter was 30.87% (quarter ended March 31, 2001) and the lowest return for a quarter was -21.53% (quarter ended September 30, 2001).

                                          AVERAGE ANNUAL TOTAL RETURNS(1)
(for the periods ending                        One           Life
December 31, 2001)                            Year          Of Fund(2)
                                              ----          ----------
Return Before Taxes                           60.42%        59.61%
Return After Taxes on Distributions           59.49%        58.69%
Return After Taxes on Distributions
and Sale of Fund Shares                       35.52%        45.83%
Russell 2000 Index(3)                          2.48%         6.26%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Since December 26, 2000.

(3) The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 is widely regarded in the industry as an index that accurately reflects the universe of small capitalization stocks. The Russell 2000 Index figures do not reflect any fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                AMERISTOCK     AMERISTOCK
                                MUTUAL FUND,  FOCUSED VALUE
                                    INC.        FUND
Maximum Sales Charge (Load)
Imposed on Purchases                None         None
Maximum Deferred Sales
Charge (Load)                       None         None
Redemption Fee(1)                   None         1.00%(2)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                   AMERISTOCK        AMERISTOCK
                                   MUTUAL FUND,      FOCUSED VALUE
                                     INC.            FUND
Management Fees(3)                  0.77%           1.35%
Distribution (12b-1) Fees           0.00%           0.00%
Other Expenses                      0.00%(4)        0.00%
Total Annual Fund
Operating Expenses                  0.77%           1.35%

(1) In addition to any redemption fee, the Fund may charge $20.00 for each wire redemption.

(2)      Payable only if shares redeemed within 3 years of purchase.

(3) For the services of the Investment Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and 0.75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Focused Value Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.35% of average net assets. The Fund's Investment Adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, non-interested director fees and extraordinary expenses.

(4)      Amounts are less than .001%.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR       3 YEARS      5 YEARS        10 YEARS
AMERISTOCK MUTUAL
  FUND, INC.                    $   79        $  246        $  428        $  953
AMERISTOCK FOCUSED
  VALUE FUND
  Assuming redemption
    of shares                   $  237        $  528        $  739        $1,622
  Assuming no
    redemption of shares        $  137        $  428        $  739        $1,622

HOW TO BUY SHARES

Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your check payable to Ameristock Mutual Fund, Inc. or Ameristock Focused Value Fund, to:

Ameristock Funds
PMB 613
303 16th Street, Suite 016
Denver, CO 80202-5657

To purchase shares by wire, transmit funds to:

State Street Bank & Trust
225 Franklin Street
Boston, MA  02171
ABA #011000028
DDA #42996082
Account Name:  Ameristock Funds
Fund Name
Shareholder Account #
Shareholder Name

Your investment will be considered to be in "proper form" if it includes a personal check or wire funds transmission from your account together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation. The Funds will NOT accept cash, cashier's checks, money orders, credit card convenience checks, traveler's checks, third party checks or third party wire transfers.

Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through a Processing Organization than to purchase shares directly from the Fund. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. In general, purchase or redemption requests made through a Processing Organization will be priced based on the net asset value next calculated after receipt of the request by the Processing Organization, even if the Processing Organization submits such requests to a Fund after such net asset value has been calculated. No Fund is responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Ameristock Corporation.

Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES


GENERAL

You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value (determined as described under "Net Asset Value") next calculated after receipt of a properly completed redemption request less any applicable redemption fee as described below under "Redemption Fee." Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Under unusual circumstances, redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

REDEMPTION FEE - AMERISTOCK FOCUSED VALUE FUND

A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemption fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

Also, even if a shareholder has not held shares long enough to make a redemption fee inapplicable when the shareholder redeems, the redemption fee will not be applicable to an amount which represents appreciation in the value of the particular shares being redeemed since they were purchased. A redemption fee will, however, be applicable to the amount originally paid for the particular shares being redeemed. For example, assume a shareholder purchased 100 shares at $10 per share, and two years later the value of those shares has increased to $12 per share. If the shareholder redeems $600 worth of shares, i.e., 50 shares, the $100 which represents appreciation of the shares being redeemed in this example would not be subject to a redemption fee. A redemption fee would, however, be charged on $500 of that amount, since that is what the shareholder paid for the shares, and the shares have been held for less than three years. If, on the other hand, the shareholder had bought shares earlier than three years ago which had a current market value of $600 or more, it would be assumed that those "older" shares were the ones being redeemed, and no redemption fee would be charged.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

REDEMPTION BY MAIL

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

Ameristock Funds
PMB 613
303 16th Street, Suite 016
Denver, CO 80202-5657

The redemption request must:

         1.       Include your name and account number.

         2. Specify the name of the Fund from which shares are to be redeemed.

         3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

         4. Be signed by all owners exactly as their names appear on the account.

         5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

REDEMPTION BY TELEPHONE

You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. The Transfer Agent has adopted procedures to reasonably verify that telephone instructions are genuine. If it follows those procedures, neither Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide certain account information to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.

Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem such Fund's shares.

INVESTMENT MANAGEMENT

      Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Focused Value Fund since its inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.

      For the services of the Investment Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and 0.75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Focused Value Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.35% of average net assets. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest, non-interested directors fees and extraordinary expenses.

      The Advisory fees received by the Adviser from the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund for the fiscal year ended June 30, 2002, were 0.77% and 1.35% of average net assets, respectively.

      Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Previously, Mr. Gerber was an equity portfolio manager with Bank of America. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PriceWaterhouseCoopers from 1994 to 1999. Previously, he was employed as a stockbroker and stock analyst with a regional investment banking firm and as an investment consultant with a third party pension administrator.

      The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser in 2000.

DIVIDENDS AND TAXES

      Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

      In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

      If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

      Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

      Fund distributions may be both dividends and capital gains. Generally, distributions from each Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

OTHER INFORMATION

      U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201 has been retained to act as the custodian of each Fund's investments.

      ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the transfer agent, administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the distributor for the Funds.

      McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.

      Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, has provided legal advice on certain matters relating to the federal securities laws.

NOTES

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, is included in the Fund's latest Annual Report, which is available upon request.


      Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:


                                         Net Gains
                                        (Losses) on                        Distribu-
                     Net Asset    Net    Securities             Dividends   tions
                       Value,   Invest-  (realized   Total from  (from Net  (from     Total
                     Beginning    ment      and      Investment Investment  Capital  Distribu-
                     of Period   Income  unrealized) Operations   Income)   Gains)     tions
------------------------------------------------------------------------------------------------
7/1/01-6/30/02        $42.18       .53     (4.81)      (4.28)     (.29)      (.04)     (.33)
7/1/00-6/30/01         34.76       .59      8.91        9.50      (.45)     (1.63)    (2.08)
7/1/99-6/30/00         38.89       .55     (3.92)      (3.37)     (.42)      (.34)     (.76)
7/1/98-6/30/99         31.48       .44      7.41        7.85      (.22)      (.22)     (.44)
7/1/97-6/30/98         25.06       .41      7.26        7.67      (.42)      (.83)    (1.25)

                                                                 Ratios/Supplemental Data

                                                       Ratio of    Ratio of    Ratio of   Ratio of
                                                      Expenses to Expenses to Net Income Net Income
                                                        Average     Average   to Average to Average
                     Net Asset             Net Assets Net Assets  Net Assets  Net Assets Net Assets
                      Value,                 End of    Prior to      After     Prior to     After   Portfolio
                      End of       Total     Period     Reim-        Reim-       Reim-      Reim-   Turnover
                      Period     Return(1) (millions)  bursement   bursement   bursement  bursement  Rate**
-------------------------------------------------------------------------------------------------------------
7/1/01-6/30/02         $37.57     (10.19)% $ 1,468.39    0.77%       0.77%       1.31%      1.31%    13.71%(2)
7/1/00-6/30/01          42.18      27.85%      756.16    0.83%       0.83%       1.50%      1.50%     5.97%
7/1/99-6/30/00          34.76      (8.67)%      86.66    0.99%       0.99%       1.51%      1.51%    31.13%
7/1/98-6/30/99          38.89      24.94%      114.14    0.96%       0.94%       1.20%      1.22%     9.22%
7/1/97-6/30/98          31.48      30.61%       12.75    0.95%       0.94%       1.43%      1.48%    11.85%


*Annualized

(1)Total returns would have been lower had various fees not been reimbursed.

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2)Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2002 were $1,015,244,639 and $150,901,406, respectively.

Notes to Financial Statements appear in the Fund's Annual Report.

AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, is included in the Fund's latest Annual Report, which is available upon request


 Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

                                           Net Gains
                                          (Losses) on                       Distribu-
                       Net Asset    Net   Securities             Dividends   tions
                         Value,   Invest- (realized   Total from (from Net   (from     Total
                       Beginning   ment      and      Investment Investment  Capital  Distribu-
                       of Period  Income  unrealized) Operations   Income)   Gains)     tions
-----------------------------------------------------------------------------------------------
7/1/01-06/30/02        $   23.87   (.15)       .60       .45        0.00      (.34)     (.34)
12/26/00-6/30/01
inception                  15.00   (.09)      8.96      8.87        0.00      0.00      0.00

                                                    Ratios/Supplemental Data

                                                      Ratio of    Ratio of    Ratio of   Ratio of
                                                     Expenses to Expenses to Net Income Net Income
                                                       Average    Average    to Average to Average
                       Net Asset          Net Assets Net Assets  Net Assets  Net Assets Net Assets
                        Value,              End of    Prior to     After     Prior to     After    Portfolio
                        End of     Total    Period      Reim-      Reim-       Reim-      Reim-    Turnover
                        Period     Return (millions)  bursement  bursement   bursement  bursement  Rate**
------------------------------------------------------------------------------------------------------------
7/1/01-06/30/02        $   23.98    1.96% $   36.27     1.35%       1.35%     (0.59)%    (0.59)%    79.25%(1)
12/26/00-6/30/01
inception                  23.87   59.13%      2.50     1.35%*      1.35%*    (0.80)%*   (0.80)%*   29.80


*Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(1)Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2002 were $48,395,523 and $13,431,281, respectively.

Notes to Financial Statements appear in the Fund's Annual Report.

PRIVACY POLICY

      In the course of doing business with Ameristock Corporation, its affiliates and the Ameristock Funds, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

      COLLECTION OF CUSTOMER INFORMATION
      You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

      DISCLOSURE OF CUSTOMER INFORMATION
      We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs. We may also share that information with companies that perform services for Ameristock. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

      SECURITY OF CUSTOMER INFORMATION
      We require services providers to Ameristock to maintain physical, electronic, and procedural safeguards to protect your personal information.

NOTES

AMERISTOCK MUTUAL FUND, INC.
AMERISTOCK FOCUSED VALUE FUND

      A Statement of Additional Information ("SAI") dated October 15, 2002 is incorporated by reference into this prospectus, which means that it is legally part of the prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at (800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.

      Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the "EDGAR" database at the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

      AMERISTOCK MUTUAL FUND
        1320 Harbor Bay Parkway
        Suite 145
        Alameda, California 94502

      INVESTMENT ADVISER
        Ameristock Corporation
        1320 Harbor Bay Parkway
        Suite 145
        Alameda, California 94502

      CUSTODIAN
        U.S. Bank
        425 Walnut Street
        Cincinnati, Ohio 45202

      LEGAL COUNSEL
        Sutherland Asbill & Brennan LLP
        1275 Pennsylvania Avenue, N.W.
        Washington D.C. 20004-2415

      INDEPENDENT AUDITOR
        McCurdy & Associates CPA's, Inc.
        27955 Clemens Road
        Westlake, Ohio 44145-1121

      INVESTMENT COMPANY ACT FILE NOS.:
        Ameristock Mutual Fund, Inc.:    811-09090
        Ameristock Focused Value Fund:   811-10141
        Funds distributed by ALPS Distributors, Inc.

      TRANSFER AGENT,
      ADMINISTRATOR AND BOOKKEEPING,
      AND PRICING AGENT
        ALPS Mutual Funds Services, Inc.
        1625 Broadway, Suite 2200
        Denver, Colorado 80202

      DISTRIBUTOR
        ALPS Distributors, Inc.
        1625 Broadway, Suite 2200
        Denver, Colorado 80202


                            [AMERISTOCK FUNDS LOGO]
                                    PMB 613
                           303 16th Street, Suite 016
                             Denver, CO 80202-5657

                          AMERISTOCK FOCUSED VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 15, 2002

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Ameristock Focused Value Fund (the "Fund") dated October 15, 2002. The Fund is a portfolio of Davis Park Series Trust, a Delaware business trust (the "Trust"). Information from the Fund's latest Annual Report is incorporated by reference in this Statement of Additional Information. The Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's internet website at http://www.sec.gov. To obtain a copy of the Prospectus and Annual Report, without charge, please write to the Fund at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502 or call (800) 394-5064.


                                TABLE OF CONTENTS

Investments and Risks.....................................................     2
Management Agreement......................................................     8
Management of the Fund....................................................     9
Ownership of Shares.......................................................    12
Portfolio Turnover........................................................    12
Portfolio Transactions and Brokerage......................................    12
Share Redemptions.........................................................    13
Distributor...............................................................    13
Net Asset Value...........................................................    14
Taxation of the Funds.....................................................    15
Performance Information...................................................    15
Additional Information....................................................    17
Financial Statements......................................................    18

                              INVESTMENTS AND RISKS

CLASSIFICATION

Ameristock Focused Value Fund is a non-diversified, open-end management investment company.

INFORMATION ON EACH FUND'S INVESTMENTS

The Fund has an investment objective of seeking capital appreciation. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary - Ameristock Focused Value Fund".

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Convertible Securities. The Fund may invest in securities convertible into common or preferred stock. Such securities allow the holder to convert the securities into another specified security of the same issuer at a specified conversion ratio at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. To the extent that any convertible security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Stocks. In selecting preferred stocks, the Fund's Investment Advisor will use its selection criteria for either common stocks or debt securities, depending on the Investment Advisor's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Securities Lending. Securities lending allows the Fund to retain ownership of the securities loaned out and, at the same time, to earn additional income. The Fund may lend its portfolio securities constituting up to 30% of its net assets. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to U.S. or foreign banks or broker-dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justify the risk.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Risks of securities lending are (i) loss of rights in the loaned securities should the borrower fail financially and (ii) investment losses on the loaned securities.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Investment Adviser determines the liquidity of each Fund's investments and, through reports from the Investment Adviser, the Board of Trustees monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of each Fund's net assets would be invested in such securities.

Foreign Exposure. The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

Foreign Currency Transactions. In connection with its investments in securities traded in a foreign currency, the Fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the Fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

Options. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures. The Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Segregated Accounts. Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Fixed Income Securities. The Fund may invest in fixed income securities (corporate debt securities, bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations).

Fixed income securities prices fluctuate inversely with interest rate movements. Other fixed income risk factors include default risk.

High-Yield Securities. The Fund may, from time to time, invest in lower-rated securities (rated BBB or lower by Standard & Poor's Corporation Rating Service) or in unrated securities, when, in the view of the Adviser, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated with the Adviser's discretion to invest in such securities are set forth below.

In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities) have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

The values of lower-rated securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Further, securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated corporate debt securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the Fund may incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the Fund's ability to dispose of such securities, when its investment adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to met the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the Fund to accurately value lower-rated securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

The market for "high-yield" fixed-income securities has not weathered a major economic recession and it is unknown what effect a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Standard & Poor's Corporation ("S&P") is a private service that provides rates of the credit quality of debt obligations. These ratings represents S&P's opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced.

Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

POLICIES

Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

The Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the Fund's fundamental investment policies set forth in their entirety. The Fund may not:

      1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      2. purchase the securities of any issuer if such purchase, at the time thereof, would cause the Fund to fail to satisfy the requirements of the Internal Revenue Code Section 851(b)(3) (or any successor provision), as amended;

      3. issue senior securities, except as permitted under the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff;

      4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) provided that immediately after such borrowing, the Fund has asset coverage (as defined in the Investment Company Act of 1940) of at least 300%;

      5. act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      6. invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

      7. (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

      8. purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

      9. make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

The foregoing restrictions, as well as the Fund's investment objective of seeking capital appreciation, are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.


MANAGEMENT AGREEMENT

The Funds' investment adviser is Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502 (the "Investment Adviser"). Under the Management Agreement with the Trust, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Trust, all Trustees who are "interested persons" of the Trust or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, non-interested trustee fees and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

For the services of the Investment Adviser, the Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.35% of the Fund's average net assets. For the fiscal year ended June 30, 2002 and the period ended June 30, 2001, the Fund paid fees to the Investment Adviser in the amounts of $277,928 and $7,029, respectively.

When the Board of Trustees approved the renewal of the Management Agreement on June 8, 2002, the Board considered and evaluated the following: (i) the terms and conditions of the Management Agreement, including the nature, extent and quality of services to be provided to the Fund by the Adviser, and the structure and rates of the investment advisory fee charged for those services; (ii) a comparison of the Fund's expense ratio in relation to the expense ratios of other mutual funds of similar investment strategies and size; (iii) the experience and qualifications of the Advisor's personnel; (iv) the performance of the Fund compared with the S&P 500 Index and with other mutual funds of similar investment strategies and size; and (v) the Trustees' legal duties in considering the approval of the Management Agreement.

ALPS Mutual Funds Services, Inc. 1625 Broadway, Suite 2200, Denver, Colorado 80202 ("ALPS Services") performs certain administrative services to the Funds pursuant to an Administration Agreement between ALPS Services and the Funds. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the Securities and Exchange Commission, coordinating execution and filing of tax returns by the Funds' independent accountant, assisting with the preparation of reports to the Funds' shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds' status as a regulated investment company, maintaining the Funds' fidelity bond, monitoring compliance with the policies and limitations of the Funds as set forth in the Prospectus and Statement of Additional Information and generally assisting in the Funds' operations. ALPS Services also acts as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement and as bookkeeping and pricing agent for the Fund pursuant to a Fund Accounting and Services Agreement between ALPS Services and the Fund. All of the fees and expenses payable to ALPS Services under such agreements and to ALPS Distributors, Inc. under the Distribution Agreement (see "Distribution" below) are paid by the Investment Adviser pursuant to an Amended Combined Fee Agreement. Total fees paid thereunder to ALPS Services and ALPS Distributors, Inc. during the fiscal years ended June 30, 2002 and June 30, 2001 were $651,287.52 and $35,203.98, respectively.


MANAGEMENT OF THE FUND

      The business and affairs of the Trust, of which Ameristock Focused Value Fund is the only portfolio fund, are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as "Interested Trustees"

                                                                                                        Number of
                                                   Term of                                            Portfolios in        Other
                               Position(s)        Office and                                          Fund Complex     Directorships
                               Held with          Length of         Principal Occupation(s)            Overseen by        Held by
Name, Address, and Age(1)      the Trust        Time Served(2)       During Past 5 Years                Trustee(3)       Trustee(4)
-------------------------      ---------        --------------       -------------------                ----------       ----------
INDEPENDENT TRUSTEES

Alev Efendioglu, Ph.D. (60)    Trustee            Since 2000       Professor of Management,                  2               0
                                                                   School of Business and
                                                                   Management, University
                                                                   of San Francisco (1977-
                                                                   Present).

Stephen J. Marsh (49)          Trustee            Since 2000       Senior Vice President,                    2               0
                                                                   FMV Opinions, Inc. (1998-
                                                                   Present). Managing
                                                                   Director, The Mentor
                                                                   Group (1991-1998).

INTERESTED TRUSTEE

Nicholas D. Gerber (40)(5)     Chairman,          Since 2000       President, Ameristock                     2               0
                               President and                       Corporation,  Portfolio
                               Trustee                             Manager of Ameristock Mutual
                                                                   Fund and Ameristock Focused
                                                                   Value Fund

       OFFICER

Howard Mah (38)                Secretary          Since 2000       Portfolio Manager, Ameristock            N/A             N/A
                                                                   Focused Value Fund, since 2000.
                                                                   Previously a tax and financial
                                                                   consultant in private practice.


(1) Each trustee or officer may be contacted by writing to the trustee or officer, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

(2) Each trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the trustee dies, resigns or is removed.

(3) The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently two Funds in the Fund Complex.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) Nicholas D. Gerber and Andrew Ngim are "interested persons" by reason of their positions as Chairman and Managing Director, respectively, of the Investment Adviser.

The Trustees of the Trust who are employees or Trustees of the Investment Adviser receive no compensation from the Trust. Each of the independent Trustees is paid an annual retainer of $1.00 and is reimbursed for the expenses of attending meetings. Compensation paid to independent Trustees for the last fiscal year is set forth below.

                                  COMPENSATION

                                                                                         Total
                                                                                     Compensation
                              Aggregate         Pension or        Estimated          From Fund and
                          Compensation From     Retirement     Annual Benefits       Fund Complex
  Director                    the Trust          Benefits      upon Retirement     Paid to Trustees
  --------                    ---------          --------      ---------------     ----------------
Alev Efendioglu, Ph.D.           $1                 $0               $0                   $1
Stephen J. Marsh                 $1                 $0               $0                   $1

                                 SHARE OWNERSHIP

The following table sets forth the dollar range of shares beneficially owned by each Trustee as of December 31, 2001:

                                                       Aggregate Dollar Range of
                                                         Equity Securities in
                                  Dollar Range of      All Registered Investment
                                 Equity Securities      Companies overseen by
                                   in Ameristock        Trustee in Family of
Director                        Focused Value Fund*     Investment Companies*
--------                        -------------------     ---------------------
Alev Efendioglu, Ph.D.          $10,001 - $50,000      $10,001 - $50,000
Nicholas D. Gerber              Over $100,000          Over $100,000
Stephen J. Marsh                $0                     $0

* Based on December 31, 2001 net asset value of $23.71 per share.

Each Fund, the Investment Adviser and ALPS Distributors, Inc. have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. Code of Ethics of the Fund and the Investment Adviser permits personnel subject to the Code to invest in securities that may be purchased or held by the Funds, except that (i) such person may not purchase or sell any security on a day during which, to his knowledge, the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn and (ii) no portfolio manager of a Fund shall buy or sell a security within at least seven calendar days before or after the Fund trades in that security. The Code of Ethics of ALPS Distributors, Inc. permits personnel subject to such Code to invest in securities that may be purchased or held by the Fund, except that such person may not purchase or sell any security which he or she knows or should have known at the time of purchase or sale is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

OWNERSHIP OF SHARES

The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of September 30, 2002:

         Name and Address                Percentage Held
         ----------------                ---------------
National Investors Services Corp.             14.44%
         55 Water Street
        New York, NY 10041

      Ameristock Corporation                  5.99%
1320 Harbor Bay Parkway, Suite 145
    Alameda, California 94502

   National Financial Services                34.84%
       1 World Trade Center
        200 Liberty Street
        New York, NY 10281

    Swiss American Securities                 5.63%
   12 East 49th St., 41st Floor
        New York, NY 10017

As of September 30, 2002, all Officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.


PORTFOLIO TURNOVER

A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the periods ended June 30, 2002 and June 30, 2001, the Fund's portfolio turnover was 79.25% and 29.80%, respectively. The higher portfolio turnover during the period ended June 30, 2002 resulted from
(i) a higher number of portfolio securities meeting the Fund's criteria for sale and (ii) the need to sell portfolio securities to fund increased redemptions by Fund shareholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive. Research services provided by brokers may be used by the Investment Adviser in serving all of its discretionary accounts, and not all of these services may be used by the Investment Adviser in connection with the Fund.

For the fiscal year ended June 30, 2002 and the period ended June 30, 2001, the Fund paid brokerage commissions in the amounts of $171,145 and $11,598, respectively.


SHARE REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by each Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by ALPS Distributors, Inc., a registered NASD broker-dealer ("ALPS"). The address of ALPS is 1625 Broadway, Suite 2200, Denver, Colorado 80202. Pursuant to the Distribution Agreement between the Fund and ALPS, ALPS has agreed to hold itself available to receive orders for the purchase of the Fund's shares, to accept such orders on behalf of the Fund and to promptly transmit such orders to the Fund's transfer agent. ALPS does not receive any commissions or other compensation for the sale of shares of the Fund other than the compensation paid by the Investment Advisor to ALPS pursuant to the Combined Fee Agreement. ALPS is not obligated to sell any certain number of shares.


NET ASSET VALUE

      Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets by the total number of shares of the Fund outstanding.

      The Fund has adopted pricing procedures by which the Fund will value various types of portfolio securities in determining its net asset value. Set forth below is a summary of procedures used to value certain portfolio securities most commonly held by the Fund.

      All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange ("NYSE"). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. If market quotations are not readily available, then the "fair value" of such security will be determined as described below.

      All equity securities that are not traded on a national securities exchange are valued at the last sale price at the close of business on the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price is not available, then the mean between the closing bid and asked price will be used as long as it continues to reflect the value of the security; otherwise, the "fair value" of such security will be determined as described below.

      Foreign securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the funds price portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise "fair value" will be determined.

      When market quotations for a portfolio security are not "readily available," the Fund is required by law to value such security at "fair value" as determined in good faith by the Fund's

Board of Trustees. Securities for which market quotations are not "readily available" may include (i) restricted or illiquid securities, (ii) securities as to which significant events have occurred between the time of the market quotation and the valuation of the Fund's net asset value which may materially impact the Fund's net asset valuation, (iii) securities as to which trading has been halted or suspended or the security has not traded since the prior day, or there is a thin market in the security, or (iv) securities as to which the primary trading market has been closed at a time when under normal conditions it would be open. The Board of Trustees has adopted special procedures for determining the "fair value" of such securities. The Fair Value Committee of the Board, consisting of a member of the Board employed by the Adviser and two non-interested Board members, will make determinations of "fair value" in accordance with such procedures. The use of such "fair value" procedures may result in the Fund's net asset value on a given day being higher or lower than the net asset value which would have resulted if such procedures were not used.


TAXATION OF THE FUNDS

The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

Statements as to the tax status of the shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.


PERFORMANCE INFORMATION

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio managers relating to their respective investment strategies, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

Total returns quoted in advertising reflect all aspects of the Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

                        T = (ERV/P) 1/n - 1

      Where:

                        T = average annual total return
                        P = a hypothetical initial investment of $1,000 n = number of years.
                        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      Average annual total return after taxes on distributions assumes that (1) taxes on distributions are paid at the highest individual marginal federal income tax rates in effect at the time of the distribution, (2) shares are held for the entire measurement period, and (3) no taxes are paid on accumulated capital appreciation. The formula for determining average annual total return (after taxes on distributions) expressed as a percentage is:

                                    1/n
                        T = (ATV /P)    - 1
                                D
      Where:

                        T = average annual total return (after taxes on distributions)
                        P = a hypothetical initial investment of $1,000 n = number of years

                        ATV
                           D = ending value of a hypothetical $1,000 investment
made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

      Average annual total return after taxes on distributions and redemption assumes that (1) taxes on distributions are paid at the highest individual marginal federal income tax rates in effect at the time of the distribution, (2) shares are sold at the end of the period, and (3) the applicable capital gains tax rate is applied on accumulated capital appreciation for all periods. On the other hand, if there is an accumulated capital loss, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The formula for determining average annual total return (after taxes on distributions and redemption) expressed as a percentage is:

                                     1/n
                        T = (ATV  /P)    - 1
                                DR


      Where:

                        T = average annual total return (after taxes on distributions and redemption)
                        P = a hypothetical initial investment of $1,000 n = number of years

                        ATV
                           DR = ending value of a hypothetical $1,000 investment
made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

      Average annual total returns for the Fund, computed as of June 30, 2002, are shown below:

                                       One year   Life of Fund
                                       --------   ------------
Total Return (before taxes)              1.96%       41.24%
Total return after taxes on
    Distributions                        1.37%       40.61%
Total return after taxes on
    distributions and redemption         0.57%       29.95%

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.

ADDITIONAL INFORMATION

The Fund is an open-end management investment company and is a portfolio of Davis Park Series Trust, a Delaware business trust organized on August 17, 2000 (the "Trust"). The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Fund. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that Ameristock Corporation ceases to be the investment advisor, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the assets of each Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund's Trustees may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Adviser. There have been no transactions of this sort to date with the Custodian.

McCurdy & Associates CPAs Inc., 27955 Clemens Road, Westlake, Ohio 44145 (the "Auditors") serve as independent accountants to the Trust. The Auditors conduct the audit of the Trust's annual financial statements and prepare the Fund's tax returns. The Auditors have no part in the management or investment decisions of the Fund.


FINANCIAL STATEMENTS

The financial statements in the June 30, 2002 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by McCurdy & Associates CPA's, Inc., whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

      Item 23.    Exhibits.

            Exhibit     Description
            -------     -----------
            a           Declaration of Trust (1)

            b           By-Laws (1)

            c           None

            d           Management Agreement (3)

            e           Distribution Agreement (4)

            f           None

            g           Custody Agreement (3)

            h(1)        Transfer Agent Agreement (3)

            h(2)        Fund Accounting and Services Agreement (4)

            h(3)        Administration Agreement (4)

            h(4)        Combined Fee Agreement (4)

            i(1)        Opinion and Consent (3)

            i(2)        Consent

            j           Consent of Independent Auditors

            k           None

            l           Subscription Agreement (3)

            m           None

            p(1)        Amended Code of Ethics of Funds and Adviser (5)

            p(2)        Code of Ethics of Distributor (5)

(1) Incorporated by reference to corresponding exhibit of Registration Statement filed September 19, 2000.

(2) Incorporated by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 filed November 16, 2000.

(3) Incorporated by reference to the corresponding exhibit of Pre-Effective Amendment No. 2 filed December 15, 2000.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 4 filed May 22, 2001.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 5 filed October 5, 2001.

      Item 24.    Persons Controlled by or Under Common Control with Registrant.

                  The Fund and the Adviser may be deemed to be under common control of Nicholas D. Gerber, the Chairman of the Fund and President of the Adviser.

      Item 25.    Indemnification.

                  Reference is made to Article IV of the Registrant's Agreement and Declaration of Trust filed as Exhibit a. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

      Item 26.    Business and Other Connections of the Investment Adviser.

                  None.

      Item 27.    Principal Underwriter.

                  (a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust,

                        Firsthand Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Financial Investors Variable Insurance Trust, and State Street Institutional Investment Trust.

                  (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:


NAME AND PRINCIPAL      POSITIONS AND OFFICES      POSITIONS AND OFFICES
BUSINESS ADDRESS*          WITH REGISTRANT           WITH UNDERWRITER
-----------------          ---------------           ----------------
W. Robert Alexander              None              Chairman, Chief Executive Officer
                                                   and Secretary

Thomas A. Carter                 None              Chief Financial Officer and Director

Edmund J. Burke                  None              President and Director

Jeremy O. May                    None              Senior Vice President and Director

Rick A. Pederson                 None              Director

Chris Woessner                   None              Director

                  * All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

                  (c)   Not Applicable.

      Item 28.    Location of Accounts and Records.

                  (a) Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502 (records relating to its function as investment adviser for Ameristock Focused Value
                        Fund).

                  (b) ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as administrator, transfer agent and fund accounting and services agent for Ameristock Focused Value Fund).

                  (c) ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as distributor for Ameristock Focused Value
                        Fund).

                  (d) U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201 (records relating to its function as custodian for Ameristock Focused Value Fund).


      Item 29.    Management Services.

                  Not applicable.

      Item 30.    Undertakings.

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Moraga, State of California, on the 10th day of October, 2002. The Registrant represents that this Amendment is filed solely for one or more of the purposes set forth in Rule 485(b)(1) and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant's most recent post-effective amendment to its Registration Statement.

                                         DAVIS PARK SERIES TRUST

                                         By: /s/  Nicholas D. Gerber
                                             -----------------------------------
                                             Nicholas D. Gerber, Chairman

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                Title                                 Date
---------                                -----                                 ----
/s/  Nicholas D. Gerber                  Chairman, President, Treasurer        October 10, 2002
---------------------------------
Nicholas D. Gerber                       and Trustee

 /s/  Alev Efendioglu                    Trustee                               October 10, 2002
---------------------------------
Alev Efendioglu

 /s/ Stephen J. Marsh                    Trustee                               October 10, 2002
---------------------------------
Stephen J. Marsh

MCDONALD, HOPKINS,                                          2100 BANK ONE CENTER
BURKE & HABER CO., LPA                                   600 SUPERIOR AVENUE, E.
ATTORNEYS AT LAW                                       CLEVELAND, OH  44114-2653
                                                        TELEPHONE (216) 348-5400
                                                              FAX (216) 348-5474

                                                     DIRECT DIAL: (216) 348-5411
                                                        E-MAIL: MMEANEY@MHBH.COM

                                October 10, 2002

Securities and Exchange Commission
Washington, D.C. 20549

      RE:   DAVIS PARK SERIES TRUST
            FILE NO. 333-46112

Ladies and Gentlemen:

            We are filing herewith the Post-Effective Amendment No. 6 to the Form N-1A Registration Statement of The Ameristock Mutual Fund, Inc., pursuant to SEC Rule 485(b). To our knowledge, the amendment does not contain disclosures that would render it ineligible to become effective under such Rule.

                                          Very truly yours,

                                          /s/ Michael J. Meaney

                                          Michael J. Meaney

Enclosure

\
                                 Exhibit Index

Exhibit No.:       Exhibit Name:
-----------        -------------
Exhibit 99.i(2)    Consent
Exhibit 99.j       Consent of Independent Auditors